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                                                                    EXHIBIT 25.2

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                             ---------------------
                                    FORM T-1

              STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                           ------------

                         -----------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-4941247
(Jurisdiction of Incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                  Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                         10006
(Address of principal                                      (Zip Code)
executive offices)

                             BANKERS TRUST COMPANY
                             LEGAL DEPARTMENT
                             130 LIBERTY STREET, 31ST FLOOR
                             NEW YORK, NEW YORK  10006
                             (212) 250-2201
           (Name, address and telephone number of agent for service)
                       _________________________________

                        MARINE DRILLING COMPANIES, INC.
              (Exact name of obligor as specified in its charter)

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
TEXAS                                                      74-2558926
(State or other jurisdiction of                            (I.R.S. employer
Incorporation or organization)                             Identification no.)


ONE SUGAR CREEK CENTER BLVD., SUITE 600
SUGAR LAND, TEXAS                                          77478-3556
(Address of principal executive offices)                   (Zip Code)

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                      SENIOR SUBORDINATED DEBT SECURITIES
                     (Title of the indenture securities)

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ITEM  1.     GENERAL INFORMATION.
             Furnish the following information as to the trustee.

             (a) Name and address of each examining or supervising authority to which it is subject.

                  NAME                                      ADDRESS

                  Federal Reserve Bank (2nd District)       New York, NY
                  Federal Deposit Insurance Corporation     Washington, D.C.
                  New York State Banking Department         Albany, NY

             (b)  Whether it is authorized to exercise corporate trust powers.

                          Yes.

ITEM  2.     AFFILIATIONS WITH OBLIGOR.

             If the obligor is an affiliate of the Trustee, describe each such affiliation.

             None.

ITEM  3.-15. NOT APPLICABLE

ITEM 16.     LIST OF EXHIBITS.

             EXHIBIT 1 -  Restated Organization Certificate of Bankers
                          Trust Company dated August 7, 1990 and
                          Certificate of Amendment of the Organization
                          Certificate of Bankers Trust Company dated
                          June 21, 1995 - Incorporated herein by
                          reference to Exhibit 1 filed with Form T-1
                          Statement, Registration No. 33-65171.

             EXHIBIT 2 -  Certificate of Authority to commence business
                          - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


             EXHIBIT 3 -  Authorization of the Trustee to exercise
                          corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

             EXHIBIT 4 -  Existing By-Laws of Bankers Trust Company,
                          dated as amended on October 19, 1995. -
                          Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171.
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             EXHIBIT 5 -  Not applicable.

             EXHIBIT 6 -  Consent of Bankers Trust Company required by
                          Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.
                          22-18864.

             EXHIBIT 7 -  A copy of the latest report of condition of
                          Bankers Trust Company dated as of March 31,
                          1996.

             EXHIBIT 8 -  Not Applicable.

             EXHIBIT 9 -  Not Applicable.

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                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of June, 1996.


                                        BANKERS TRUST COMPANY



                                        By:  /s/ Jenna Kaufman
                                             -----------------
                                             Jenna Kaufman
                                             Vice President
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
Legal Title of Bank:      Bankers Trust Company    Call Date: 3/31/96     ST-BK:  36-4840     FFIEC 031
Address:                  130 Liberty Street       Vendor ID: D           CERT:  00623        Page RC-1
City, State  ZIP:         New York, NY  10006                                                 11
FDIC Certificate No.:     | 0 | 0 | 6 | 2 | 3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                             C400
                                                                                                     ---------------------
                                                                        Dollar Amounts in Thousands   RCFD    Bil Mil Thou
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
ASSETS                                                                                             / / / / / / / / / / / / / /
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                   / / / / / / / / / / / / / /
        a.   Noninterest-bearing balances and currency and coin(1) ................               0081       1,145,000          1.a.
        b.   Interest-bearing balances(2) .........................................               0071       1,403,000          1.b.
  2.    Securities:                                                                                / / / / / / / / / / / / / /
        a.   Held-to-maturity securities (from Schedule RC-B, column A) ...........               1754               0          2.a.
        b.   Available-for-sale securities (from Schedule RC-B, column D)..........               1773       3,535,000          2.b.
  3     Federal funds sold and securities purchased under agreements to resell in
        domestic offices  of the bank and of its Edge and Agreement                                 / / / / / / / / / / / / /
        subsidiaries, and in IBFs:                                                                  / / / / / / / / / / / / /
        a.   Federal funds sold ...................................................               0276       3,190,000          3.a.
        b.   Securities purchased under agreements to resell ......................               0277       2,242,000          3.b.
  4.    Loans and lease financing receivables:                                                     / / / / / / / / / / / / / /
        a.   Loans and leases, net of unearned income (from Schedule RC-C) RCFD 2122  24,678,000   / / / / / / / / / / /        4.a.
        b.   LESS:   Allowance for loan and lease losses...................RCFD 3123     938,000   / / / / / / / / / / / / / /  4.b.
        c.   LESS:   Allocated transfer risk reserve ......................RCFD 3128           0   / / / / / / / / / / / / / /  4.c.
        d.   Loans and leases, net of unearned income,                                             / / / / / / / / / / / / /
             allowance, and reserve (item 4.a minus 4.b and 4.c) ..................               2125      23,740,000          4.d.
  5.    Assets held in trading accounts ...........................................               3545      32,261,000          5.
  6.    Premises and fixed assets (including capitalized leases) ..................               2145         857,000          6.
  7.    Other real estate owned (from Schedule RC-M) ..............................               2150         247,000          7.
  8.    Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)  2130         253,000          8.
  9.    Customers' liability to this bank on acceptances outstanding ..............               2155         402,000          9.
 10.    Intangible assets (from Schedule RC-M) ....................................               2143          12,000         10.
 11.    Other assets (from Schedule RC-F) .........................................               2160      11,579,000         11.
 12.    Total assets (sum of items 1 through 11) ..................................               2170      80,866,000         12.
                                                                                                 ----------------------------------

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(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.
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
Legal Title of Bank:      Bankers Trust Company      Call Date: 3/31/96      ST-BK: 36-4840     FFIEC 031
Address:                  130 Liberty Street         Vendor ID: D            CERT: 00623        Page  RC-2
City, State Zip:          New York, NY  10006                                                   12
FDIC Certificate No.:     | 0 | 0 | 6 | 2 | 3

SCHEDULE RC--CONTINUED

                                                                                           ---------------------------------
                                                              Dollar Amounts in Thousands    / / / / / / /   Bil Mil Thou
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LIABILITIES                                                                                  / / / / / / / / / / / / /
13.  Deposits:                                                                               / / / / / / / / / / / / /
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)   RCON 2200        7,327,000     13.a.
         (1)   Noninterest-bearing(1) ................RCON 6631  2,132,000..........         / / / / / / / / / / / / /      13.a.(1)
         (2)   Interest-bearing .......................RCON 6636  5,195,000.........         / / / / / / / / / / / / /      13.a.(2)
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E   / / / / / / / / / / / / /
         part II)                                                                            RCFN 2200       18,575,000     13.b.
         (1)   Noninterest-bearing ...................RCFN 6631    552,000                   / / / / / / / / / / / / /      13.b.(1)
         (2)   Interest-bearing ......................RCFN 6636 18,023,000                   / / / / / / / / / / / / /      13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in           / / / / / / / / / / / / /
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:   / / / / / / / / / / / / /
     a.  Federal funds purchased....................................................         RCFD 0278        2,324,000     14.a.
     b.  Securities sold under agreements to repurchase ............................         RCFD 0279          651,000     14.b.
15.  a.  Demand notes issued to the U.S. Treasury ..................................         RCON 2840                0     15.a.
     b.  Trading liabilities........................................................         RCFD 3548       18,807,000     15.b.
16.  Other borrowed money:                                                                   / / / / / / / / / / /   /
     a.  With original maturity of one year or less ................................         RCFD 2332       13,784,000     16.a.
     b.  With original maturity of more than one year ..............................         RCFD 2333        3,462,000     16.b.
17.  Mortgage indebtedness and obligations under capitalized leases ................         RCFD 2910            34,00     17.
18.  Bank's liability on acceptances executed and outstanding ......................         RCFD 2920          415,000     18.
19.  Subordinated notes and debentures .............................................         RCFD 3200        1,227,000     19.
20.  Other liabilities (from Schedule RC-G) ........................................         RCFD 2930        9,724,000     20.
21.  Total liabilities (sum of items 13 through 20) ................................         RCFD 2948       76,330,000     21.
                                                                                             / / / / / / / / / / / / /
22.  Limited-life preferred stock and related surplus ..............................         RCFD 3282                0     22.
EQUITY CAPITAL                                                                               / / / / / / / / / / / / /
23.  Perpetual preferred stock and related surplus .................................         RCFD 3838          500,000     23.
24.  Common stock...................................................................         RCFD 3230        1,002,000     24.
25.  Surplus (exclude all surplus related to preferred stock) ......................         RCFD 3839          528,000     25.
26.  a.  Undivided profits and capital reserves.....................................         RCFD 3632        2,879,000     26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securities ....         RCFD 8434           (8,000)    26.b.
27.  Cumulative foreign currency translation adjustments ...........................         RCFD 3284         (365,000)    27.
28.  Total equity capital (sum of items 23 through 27) .............................         RCFD 3210        4,536,000     28.
29.  Total liabilities, limited-life preferred stock, and equity capital                     / / / / / / / / / / / / /
     (sum of items 21, 22, and 28)..................................................         RCFD 3300       80,866,000     29.
                                                                                        -------------------------------------------

Memorandum

To be reported only with the March Report of Condition.
   1.  Indicate in the box at the right the number of the statement below
       that best describes the most comprehensive level of auditing work                                        Nummber
       performed for the bank by independent external                                                      -----------------
       auditors as of any date during 1994...........................................  |  RCFD    6724             2     |    M.1
                                                                                         ---------------------------------
1  =   Independent audit of the bank conducted in accordance        4  =  Directors' examination of the bank performed by other
       with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
       public accounting firm which submits a report on the bank          authority)
2  =   Independent audit of the bank's parent holding company       5  =  Review of the bank's financial statements by external
       conducted in accordance with generally accepted auditing           auditors
       standards by a certified public accounting firm which        6  =  Compilation of the bank's financial statements by external
       submits a report on the consolidated holding company               auditors
       (but not on the bank separately)                             7  =  Other audit procedures (excluding tax preparation work)
3  =   Directors' examination of the bank conducted in              8  =  No external audit work
       accordance with generally accepted auditing standards
       by a certified public accounting firm (may be required by
       state chartering authority)
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(1)  Including total demand deposits and noninterest-bearing time and savings deposits.